SMITH BARNEY WORLD FUNDS, INC.

On behalf of

International All Cap Growth Portfolio

Smith Barney Inflation Management Fund

SUPPLEMENT DATED OCTOBER 26, 2005 TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2005

The following information amends and supercedes, as applicable, the disclosure in the Prospectus and the Statement of Additional Information of the Smith Barney World Funds, Inc. (the “Company”) with respect to International All Cap Growth Portfolio and Smith Barney Inflation Management Fund (each a “Fund”):

Effective November 1, 2005, the Board of Directors of the Company has approved amendments to the management contracts between each Fund and Smith Barney Fund Management LLC as set forth below:

The management fee payable by International All Cap Growth Portfolio will be calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints beginning at asset levels over $1 billion:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 Billion	0.850%
Next $1 Billion	0.825%
Next $3 Billion	0.800%
Next $5 Billion	0.775%
Over $10 Billion	0.750%

The management fee payable by Smith Barney Inflation Management Fund will be reduced from 0.60% to 0.55% for asset levels up to $1 billion and will be calculated in accordance with the following breakpoint schedule with the management fee reduced at breakpoints beginning at asset levels over $1 billion:

Breakpoint Schedule Based on Net Assets of the Fund	Management Fee
First $1 Billion	0.550%
Next $1 Billion	0.525%
Next $3 Billion	0.500%
Next $5 Billion	0.475%
Over $10 Billion	0.450%

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